UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 4, 2023

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 904-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 4, 2023, Tonix Pharmaceuticals Holding Corp. (the “Company”) announced that the U.S. Food and Drug Administration (“FDA”) cleared the Investigational New Drug (“IND”) application to support the clinical development of its TNX-2900 (intranasal potentiated oxytocin) product candidate to treat Prader-Willi syndrome (“PWS”) in children and adolescents. A copy of the press release that discusses this matter is filed as Exhibit 99.01 and hereto and incorporated herein by reference.

Data from two poster presentations (the “Presentations”) concerning the Company’s TNX-4300 (estianeptine) product candidate were presented at the American College of Neuropsychopharmacology 2023 annual meeting.

The Company updated its investor presentation, which is used to conduct meetings with investors, stockholders and analysts and at investor conferences, and which the Company intends to place on its website, which may contain nonpublic information. Copies of the Presentations and the investor presentation are furnished hereto as Exhibits 99.02, 99.03 and 99.04, and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.01 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On December 4, 2023, the Company ”) announced that the FDA cleared the IND application to support the clinical development of TNX-2900 to treat PWS in children and adolescents. The Phase 2 study approved by the IND is a dose-finding study with approximately nine PWS patients per group across four groups (one placebo group and three groups with different dosage regimens of TNX-2900). The Company intends to seek a partner to advance TNX-2900 for PWS in clinical development.

Separately, combined product sales from the Company’s marketed products, Zembrace® SymTouch® and Tosymra®, for the 12 months ended September 30, 2023, were approximately $27 million.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	99.01	Press Release, dated December 4, 2023
	99.02	The Enantiomer (R)-Tianeptine, but not (S)-Tianeptine, is an Agonist on the μ-Opioid Receptor and Decreases Immobility in the Murine Forced Swim Test
	99.03	Differential Effects of Enantiomers (S)- and (R)-Tianeptine on Neurite Outgrowth and Mitochondrial Activity in Cultured Glutamatergic Neurons
	99.04	Corporate Presentation by the Company for November 2023
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: December 4, 2023	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer